EXHIBIT 10.22

                          PLEDGE AND SECURITY AGREEMENT

      PLEDGE AND SECURITY AGREEMENT (this "Agreement"), dated as of March 31, 2004, is by and among the parties identified as "Grantors" on the signature pages hereto and such other parties as may become Grantors hereunder after the date hereof (individually a "Grantor", and collectively the "Grantors") and Technology Investment Capital Corp., as collateral agent (in such capacity, together with its successors in such capacity, "Collateral Agent") for the Purchasers (as defined below).

      WHEREAS, Advanced Aesthetics, Inc., a Delaware corporation (the "Parent"), Anushka PBG Acquisition Sub, LLC, a Delaware limited liability company ("Anushka PBG"), Anushka Boca Acquisition Sub, LLC, a Delaware limited liability company ("Anushka Boca"), Wild Hare Acquisition Sub, LLC, a Delaware limited liability company ("Wild Hare"), DiSchino Corporation, a Florida corporation ("DiSchino") and Advanced K, LLC, a Delaware limited liability company ("Advanced K" and each of Anushka PBG, Anushka Boca, Wild Hare, DiSchino and Advanced K being herein called a "Co-Borrower" or "Borrower") have entered into a Note and Warrant Purchase Agreement dated as of the date hereof (as amended and in effect from time to time, the "Purchase Agreement"), among the Co-Borrowers, the Parent and the purchasers party thereto ("Purchasers"), pursuant to which the Purchasers, subject to the terms and conditions contained therein, are to purchase from the Co-Borrowers senior secured promissory notes and otherwise extend credit to the Co-Borrowers; and

      WHEREAS, it is a condition precedent to the Purchasers' purchasing the senior secured promissory notes and otherwise extending credit to the Co-Borrowers under the Purchase Agreement that each Grantor execute and deliver to the Collateral Agent for the benefit of the Purchasers a pledge and security agreement in substantially the form hereof; and

      WHEREAS, the Grantors wish to grant security interests in favor of the Collateral Agent for the benefit of the Purchasers as herein provided;

      NOW THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. DEFINITIONS. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Purchase Agreement. As used herein the term "Obligations" shall mean all principal, interest (including interest accrued after the filing of a bankruptcy or similar petition whether or not a claim therefor is enforceable), fees, expenses and indemnities payable from time to time by the Company, the Grantors or any Subsidiary under the Transaction Documents, including reimbursements under Section 11. The term "State", as used herein, means the State of New York. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term

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is defined in Article 9 of the Uniform  Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9.

      2. GRANT OF SECURITY INTEREST. The Grantors hereby grant to the Collateral Agent for the benefit of the Purchasers, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges to the Collateral Agent for the benefit of the Purchasers the following properties, assets and rights of the Grantors, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"):

      (i) goods (including inventory, equipment and any accessions thereto),

      (ii) instruments (including promissory notes),

      (iii) documents,

      (iv) accounts (including hea1th-care-insurance receivables),

      (v) chattel paper (whether tangible or electronic),

      (vi) deposit accounts,

      (vii) letter-of-credit rights (whether or not the letter of credit is evidenced by a writing),

      (viii) commercial tort claims,

      (ix) securities and all other investment property,

      (x) supporting obligations,

      (xi) contract rights or rights to the payment of money, insurance claims and proceeds,

      (xii) general intangibles including, without limitation, all payment intangibles, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Grantors possess, use or have authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Grantors, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics; and

      (xiii) all now existing and hereafter acquired or arising (A) Capital Units, equity securities or interests or other Investment Property (including the Capital Units described on Schedule A hereto), (B) all cash dividends and cash distributions with respect to the

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foregoing ("Dividends"),  (C) all non-cash dividends paid on capital securities, liquidating  dividends paid on capital securities,  shares of capital securities
resulting   from  (or  in  connection   with  the  exercise  of)  stock  splits,
reclassifications,    warrants,    options,    non-cash   dividends,    mergers,
consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any capital securities constituting Collateral (excluding Dividends, "Distributions"), and (D) all certificates, agreements (including stockholders agreements, partnership agreements, operating agreements and limited liability company agreements), books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing.

The Collateral Agent acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the Grantor's compliance with ss.4.7.

Notwithstanding the foregoing, Collateral shall not include any of the following (collectively, the "Excluded Collateral") (1) vehicles subject to a certificate of title statute, (2) rights under licenses, permits and contracts in which a security interest may not be granted except to the extent that such prohibition is not enforceable under the applicable Uniform Commercial Code, provided, that the Grantors shall not permit any such prohibitions in any contracts, licenses and permits entered into after the date hereof except in the ordinary course either consistent with past practice, and (3) assets subject to any Permitted Liens that are purchase money security interests or that secure capitalized leases of equipment or inventory, in each case where the security agreement or other instrument creating such Permitted Lien prohibits the granting of a security interest in such assets to Collateral Agent or results in an event of default under such security agreement or instrument, provided that the security interest in any such assets shall automatically attach hereunder when and after any such Permitted Liens are discharged or released or when the assets encumbered by such Permitted Liens no longer are subject to such restrictions. In addition, upon the sale of Collateral in accordance with the terms of the Purchase Agreement, the security interests granted herein with respect to such Collateral shall automatically terminate.

      3. AUTHORIZATION TO FILE FINANCING STATEMENTS. The Grantors hereby irrevocably authorize the Collateral Agent at any time and from time to time to file in any applicable Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto against each Grantor that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of
Article 9 of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Grantors agree to furnish any such

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information  to the Collateral  Agent  promptly upon request.  Each Grantor also ratifies its authorization for the Collateral Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

      4. OTHER ACTIONS. Further to insure the attachment, perfection and first priority (subject to Permitted Liens) of, and the ability of the Collateral Agent to enforce, the Collateral Agent's security interest in the Collateral, the Grantors agree, in each case at the Grantor's own expense, to take the following actions with respect to the following Collateral:

            4.1. PROMISSORY NOTES AND TANGIBLE CHATTEL PAPER. If any Grantor shall at any time hold or acquire any promissory notes or tangible chattel paper, such Grantor shall forthwith endorse, pledge and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

            4.2. DEPOSIT ACCOUNTS. For each deposit account (each, a "Deposit Account") that any Grantor at any time opens or maintains at any depository bank (each, a "Depository Bank"), the Grantor shall, at the Collateral Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent (each, a "Deposit Account Control Agreement"), either (a) cause the Depositary Bank to agree to comply at any time with instructions from the Collateral Agent to such Depositary Bank directing the disposition of funds from time to time credited to such Deposit Account, without further consent of the Grantor, or (b) arrange for the Collateral Agent to become the customer of the Depositary Bank with respect to the Deposit Account, with the Grantors being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such Deposit Account. The Collateral Agent agrees with the Grantors that the Collateral Agent shall not give any such instructions or withhold any withdrawal rights from the Grantors, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal not otherwise permitted by the Transaction Documents, would occur. The provisions of this paragraph shall not apply to (i) any Deposit Account for which the Grantors, the Depositary Bank and the Collateral Agent have entered into a cash collateral agreement specially negotiated among any Grantor, the Depositary Bank and the Collateral Agent for the specific purpose set forth therein (ii) Deposit Accounts for which the Collateral Agent is the depositary, and (iii) items on deposit in any Deposit Account constituting sales tax remittances. Notwithstanding the foregoing, only the Collateral Agent shall have the right to withdraw funds from the Escrow Account and the Collateral Agent shall be entitled to do so as provided in the Purchase Agreement and also be entitled to withdraw funds therefrom during the continuance of any Event of Default.

            4.3. INVESTMENT PROPERTY. If any Grantor shall at any time hold or acquire any certificated securities, the Grantor shall forthwith endorse, pledge and deliver the same to the Collateral Agent, accompanied by such instruments of

                                       -4-

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      transfer or assignment duly executed in blank as the Collateral  Agent may from time to time specify. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to the Grantor or its nominee directly by the issuer thereof, the Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (a) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of the Grantor or such nominee, or (b) arrange for the Collateral Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Grantor are held by the Grantor
      or  its  nominee   through  a   securities   intermediary   or   commodity
      intermediary, the Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, in each case without further consent of the Grantor or such nominee, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such investment property, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such investment
      property.   The  Collateral  Agent  agrees  with  the  Grantors  that  the
      Collateral   Agent  shall  not  give  any  such   entitlement   orders  or
      instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Grantors, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Transaction Documents, would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Collateral Agent is the securities intermediary.

            4.4. COLLATERAL IN THE POSSESSION OF A BAILEE. If any goods are at any time in the possession of a bailee, the Grantors shall promptly notify the Collateral Agent thereof and, if requested by the Collateral Agent, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent and shall act upon the instructions of the Collateral Agent, without the further consent of the Grantor. The Collateral Agent agrees with the Grantors that the Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Grantors with respect to the bailee.

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            4.5.  ELECTRONIC  CHATTEL  PAYER AND  TRANSFERABLE  RECORDS.  If any
      Grantor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in
      Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in ss.16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control, under ss.9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, ss.16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with the Grantors that the Collateral Agent will arrange, pursuant to procedures satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent's loss of control, for the Grantors to make alterations to the electronic chattel paper or transferable record permitted under UCC ss.9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or ss.16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Grantors with respect to such electronic chattel paper or transferable record.

            4.6. LETTER-OF-CREDIT RIGHTS. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of the Grantor, the Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, the Grantor shall, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter to credit are to be applied as provided in the Purchase Agreement.

            4.7. COMMERCIAL TORT CLAIMS. If any Grantor shall at any time hold or acquire a commercial tort claim, the Grantor shall immediately notify the Collateral Agent in a writing signed by the Grantor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent.

      5. OTHER ACTIONS AS TO ANY AND ALL COLLATERAL. The Grantors further agree to take any other action reasonably requested by the Collateral Agent to insure the attachment, perfection and first priority (subject to Permitted Liens) of, and the ability of the Collateral Agent to enforce, the Collateral Agent's security interest in any and all of the Collateral including, without limitation, (a) executing, delivering and, where

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appropriate,  filing financing  statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that any Grantor's signature thereon is required therefor, (b) causing the Collateral Agent's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Collateral Agent to enforce, the Collateral Agent's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Collateral Agent to enforce, the Collateral Agent's security interest in such Collateral, (d) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (e) subject to the Collateral Exception, obtaining waivers from landlords in form and substance satisfactory to the Collateral Agent, (f) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction, (g) delivery to the Collateral Agent of stock certificates (and stock powers duly executed in blank in favor of the Collateral Agent) covering all of the Capital Units described on Schedule A, and (h) if the Maturity Date is extended, at the time of such extension entering into with Collateral Agent and a service company reasonably acceptable to Collateral Agent and Grantors, a contract requiring (i) the service company to file continuation statements and
(ii) the Grantors to pay the cost of all filings and creation of continuation and termination statements .

      6. RELATION TO OTHER SECURITY DOCUMENTS. The provisions of this Agreement supplement the provisions of the other Transaction Documents. Nothing contained in any such Transaction Document shall derogate from any of the rights or remedies of the Collateral Agent hereunder. The provisions of this Agreement shall be read and construed with the other Security Documents referred to below in the manner so indicated.

            6.1. COPYRIGHT SECURITY AGREEMENTS. If required by the Collateral Agent, concurrently herewith each Grantor is also executing and delivering to the Collateral Agent the Copyright Security Agreement (attached hereto as Exhibit I) pursuant to which the Grantor is granting to the Collateral Agent security interests in certain Collateral consisting of copyrights, and copyright registrations. The provisions of the Copyright Security Agreement are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreement shall derogate from any of the rights or remedies of the Collateral Agent hereunder. Neither the delivery of, nor anything contained in, the Copyright Security Agreement shall be deemed to prevent or postpone the time of attachment or perfection of any security interest in such Collateral created hereby.

      7. REPRESENTATIONS AND WARRANTIES CONCERNING GRANTOR'S LEGAL STATUS. Each Grantor has previously delivered to the Collateral Agent a certificate signed by each Grantor and entitled "Perfection Certificate" (the "Perfection Certificate"). Each Grantor represents and warrants to the Collateral Agent as follows: (a) the Grantor's exact legal

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name is that indicated on the Perfection  Certificate  and on the signature page hereof, (b) the Grantor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Grantor's organizational identification number or accurately states that the Grantor has none, (d) the Perfection Certificate accurately sets forth the Grantor's place of business or, if more than one, its chief executive office as well as the Grantor's mailing address if different and (e) all other information set forth on the Perfection Certificate pertaining to the Grantor is accurate and complete.

      8. COVENANTS CONCERNING GRANTOR'S LEGAL STATUS. Each Grantor covenants with the Collateral Agent as follows: (a) without providing at least 30 days prior written notice to the Collateral Agent, the Grantor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Grantor does not have an organizational identification number and later obtains one, the Grantor shall forthwith notify the Collateral Agent of such organizational identification number, and (c) the Grantor will not change its type of organization, jurisdiction of organization or other legal structure.

      9. REPRESENTATIONS AND WARRANTIES CONCERNING COLLATERAL. Each Grantor further represents and warrants to the Collateral Agent as follows: (a) the Grantor is the owner of or has other rights in or power to transfer the Collateral, free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and the Permitted Liens, (b) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined in ss.9-102(a)(34) of the Uniform Commercial Code of the State, (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) the Grantor holds no commercial tort claim except as indicated on Schedule B hereto as modified from time to time, and (e) the Grantor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances and
(f) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete.

      10. COVENANTS CONCERNING COLLATERAL ETC. Each Grantor further covenants with the Collateral Agent as follows: (a) the Collateral, to the extent not delivered to the Collateral Agent pursuant to ss.4, will be kept at those locations listed on the Perfection Certificate and the Grantor will not remove the Collateral from such locations, without providing at least 30 days prior written notice to the Collateral Agent, (b) except for the security interest herein granted and Permitted Liens, the Grantor shall be the owner of or have other rights in the Collateral free from any lien, security interest or other encumbrance, and the Grantor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Collateral Agent, (c) the Grantor shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Collateral Agent except for

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Permitted Liens, (d) the Grantor will not use the Collateral in violation of any policy of insurance thereon, (e) the Grantor will permit the Collateral Agent, or its designee, to inspect the Collateral, wherever located, at any reasonable time during business hours upon prior notice, , (f) the Grantor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement other than any taxes contested in good faith and for which appropriate reserves have been established by the Grantor, (g) the Grantor will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (h) the Grantor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for as permitted by the Purchase Agreement.

      11. INSURANCE.

            11.1. MAINTENANCE OF INSURANCE. Each Grantor will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Grantor will not be deemed a coinsurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Collateral Agent. In addition, all such insurance shall be payable to the Collateral Agent as loss payee. Without limiting the foregoing, the Grantors will (i) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers' compensation or similar insurance as may be required by law and
      (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Grantors; business interruption insurance; and product liability insurance.

            11.2. INSURANCE PROCEEDS. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $500,000, be disbursed to the Grantor for direct application by the Grantor solely to the repair or replacement of the Grantor's property so damaged or destroyed and (ii) in all other circumstances, be held by the Collateral Agent as cash collateral for the

      Obligations and (except to the extent disbursed pursuant to the next sentence) may be applied to the Obligations pursuant to Section 2.5 of the Purchase Agreement. The Collateral Agent may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Collateral Agent may reasonably prescribe, for direct application by the Grantor solely to the repair or replacement of the Grantor's property so damaged or destroyed, or the Collateral Agent may apply all or any part of such proceeds to the Obligations.

            11.3. NOTICE OF CANCELLATION ETC. All policies of insurance shall provide for at least 30 days prior written cancellation notice to the Collateral Agent. In the event of failure by any Grantor to provide and maintain insurance as herein provided, the Collateral Agent may, at its option, provide such insurance and charge the amount thereof to the Grantor. Each Grantor shall furnish the Collateral Agent with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

12. COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.

            12.1. EXPENSES INCURRED BY COLLATERAL AGENT. In its discretion, the Collateral Agent may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees or, if any Grantor fails to do so, insurance premiums. Each Grantor agrees to reimburse the Collateral Agent on demand for any and all expenditures so made. The Collateral Agent shall have no obligation to the Grantors to make any such expenditures, nor shall the making thereof relieve the Grantor of any default. Any expenses incurred under this Section 12 shall constitute Obligations.

            12.2. COLLATERAL AGENT'S OBLIGATIONS AND DUTIES. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Grantor thereunder. The Collateral Agent shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Collateral Agent of any payment relating to any of the Collateral, nor shall the Collateral Agent be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Collateral Agent in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Collateral Agent or to which the Collateral Agent may be entitled at any time or times. The Collateral Agent's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under ss.9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Collateral Agent deals with similar property for its own account.

      13. SECURITIES AND DEPOSITS. The Collateral Agent may at any time following and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Collateral Agent may following and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Collateral Agent to the Grantors may at any time be applied to or set off against any of the Obligations then due and owing.

      14. NOTIFICATION TO ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED ON COLLATERAL. If an Event of Default shall have occurred and be continuing, the Grantors shall, at the request of the Collateral Agent, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Collateral Agent in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Collateral Agent or to any financial institution designated by the Collateral Agent as its agent therefor, and the Collateral Agent may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Grantor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Grantors shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Grantor as trustee for the Collateral Agent without commingling the same with other funds of the Grantor and shall turn the same over to the Collateral Agent in the identical form received, together with any necessary endorsements or assignments. The Collateral Agent shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Collateral Agent to the Obligations, such proceeds to be immediately entered after final payment in cash or other immediately available funds of the items giving rise to them.

      15. INVESTMENT PROPERTY. (i) The Grantors, at their cost and expense (including the cost and expense of any of the following referenced consents, approvals etc.) will promptly execute and deliver or cause the execution and delivery of all applications, certificates, instruments, registration statements, and all other documents and papers the Collateral Agent may request during the continuance of an Event of Default in connection with the obtaining of any consent, approval, registration, qualification, permit, license, accreditation, or authorization of any other official body or other Person necessary or appropriate for the effective exercise of any rights hereunder or under the other Transaction Documents. Without limiting the generality of the foregoing, the Grantors agree that in the event the Collateral Agent shall exercise its rights hereunder or pursuant to the other Transaction Documents during the continuance of an Event of Default, to sell, transfer, or otherwise dispose of, or vote, consent, operate, or take any other action in connection with any of the Collateral, the Grantors shall execute and deliver (or cause to be executed and delivered) all applications, certificates, assignments and other documents that the Collateral Agent requests to facilitate such actions and shall otherwise promptly, fully, and diligently cooperate with the Collateral

Agent and any other Persons in making any application for the prior consent or approval of any official body or any other Person to the exercise by the Collateral Agent or any such rights relating to all or any of the Collateral.

      (ii) The Grantors agree promptly upon the occurrence and continuance of an Event of Default and without any request therefor by the Collateral Agent, so long as such Event of Default shall continue, (i) to deliver (properly endorsed where required hereby or requested by Collateral Agent) to the Collateral Agent all Dividends and Distributions with respect to Investment Property and all proceeds of the Collateral, in each case thereafter received by the Grantor, all of which shall be held by Collateral Agent as additional Collateral; and (ii) with respect to Collateral consisting of general partner interests or limited liability company interests, to make modifications to all necessary documents to admit the Collateral Agent as a general partner or member, respectively.

      (iii) Except when an Event of Default has occurred and is continuing, the Grantors may continue to vote all Investment Property included in the Collateral except in a manner which is inconsistent or in violation of the Transaction Documents. The Grantors agree promptly upon the occurrence and continuance of an Event of Default, so long as such Event of Default shall continue, (i) that Collateral Agent may exercise (to the exclusion of the Grantor) the voting power and all other incidental rights of ownership with respect to any Collateral constituting Investment Property of the Grantor and the Grantor hereby grants Collateral Agent an irrevocable proxy, exercisable under such circumstances, to vote such Investment Property; and (ii) that it shall promptly deliver to the Collateral Agent such additional proxies and other documents as may be necessary to allow the Agent to exercise such voting power.

      (iv) All Dividends, Distributions, interest, principal, cash payments, payment intangibles and proceeds which may at any time and from time to time be held by any Grantor but which the Grantor is then obligated to deliver to the Collateral Agent, shall, until delivery to the Collateral Agent, be held by the Grantor separate and apart from its other property in trust for the Collateral Agent. The Collateral Agent agrees that unless an Event of Default shall have occurred and be continuing, the Grantors will have the exclusive voting power with respect to any Investment Property constituting the Grantor's Collateral and the Collateral Agent will, upon the written request of any Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Grantor which are necessary to allow the Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Grantor that would violate any provision of any Transaction Document.

      The Grantors hereby acknowledge that the sale by Collateral Agent of any Investment Property pursuant to the terms hereof in compliance with the Securities Act, as well as applicable "Blue Sky" or other state securities laws may require strict limitations as to the manner in which Collateral Agent or any subsequent transferee of the Investment Property may dispose thereof. The Grantors acknowledge and agree that, to protect Collateral Agent's interests, it may be necessary to sell the Investment Property at a price less than the maximum price attainable if a sale were delayed or made in another manner, such as a public offering under the Securities Act. The Grantors do not have an objection to a sale in such manner and the Grantors agree that Collateral Agent does not have an obligation to obtain the maximum possible price for all or any part of the Investment Property. Without limiting the generality of the foregoing, the Grantors agree that Collateral Agent may, pursuant to the terms hereof and subject to applicable law, from time to time attempt to sell all or any part of the Investment Property by a private placement, restricting the bidders and prospective purchasers to those Persons who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Collateral Agent may solicit offers to buy the Investment Property or any part thereof for cash from a limited number of investors deemed by Collateral Agent, in its reasonable judgment, to be institutional investors or other responsible Persons who might be interested in purchasing the Investment Property. If Collateral Agent shall solicit such offers, then acceptance by Collateral Agent of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

      16. POWER OF ATTORNEY.

            16.1. APPOINTMENT AND POWERS OF COLLATERAL AGENT. The Grantors hereby irrevocably constitute and appoint the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantors or in the Collateral Agent's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorney the power and right, on behalf of the Grantors, without notice to or assent by the Grantors, to do the following:

                  (a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do at the Grantors' expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Grantors, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Collateral Agent so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                  (b) to the extent that the  Grantors'  authorization  given in
            ss.2 is not  sufficient,  to file  such  financing  statements  with respect hereto, with or without the Grantor' signature, or a photocopy of this Agreement in substitution for a financing statement, as the Collateral Agent may deem appropriate and to execute in the Grantor's name such financing statements and amendments thereto and continuation statements which may require the Grantor's signature.

            16.2. RATIFICATION BY GRANTORS. To the extent permitted by law, the Grantors hereby ratify all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

            16.3.  NO DUTY ON  COLLATERAL  AGENT.  The powers  conferred  on the
      Collateral Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act, except for the Collateral Agent's own gross negligence or willful misconduct.

      17. REMEDIES. If an Event of Default shall have occurred and be continuing, the Collateral Agent may, without notice to or demand upon the Grantors, declare this Agreement to be in default, and the Collateral Agent shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a Collateral Agent under the Uniform Commercial Code of the State or of any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Collateral Agent may, so far as the Grantors can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Collateral Agent may in its discretion require the Grantors to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Grantors' principal office(s) or at such other locations as the Collateral Agent may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent shall give to the Grantors at least ten Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Grantors hereby acknowledge that ten Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Grantors waive any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Collateral Agent's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

      18. STANDARDS FOR EXERCISING REMEDIES. To the extent that applicable law imposes duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, the Grantors acknowledge and agree that it is not commercially unreasonable for the Collateral Agent (a) to fail to incur expenses reasonably deemed significant by the Collateral Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Collateral, or (1) to the extent deemed appropriate by the Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any of the Collateral. The Grantors acknowledge that the purpose of this ss.18 is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would not be commercially unreasonable in the Collateral Agent's exercise of remedies against the Collateral and that other actions or omissions by the Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this ss.18. Without limitation upon the foregoing, nothing contained in this ss.18 shall be construed to grant any rights to the Grantors or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this ss.18.

      19. NO ORAL CHANGE; AMENDMENTS; SECURITY AGREEMENT SUPPLEMENTS FOR ADDITIONAL GRANTORS. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantors and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantors therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, additional

Persons may become Grantors under this Agreement without consent of any other Grantor through execution and delivery to the Collateral Agent of an Assumption Agreement in the form of Annex 1 hereto or any other form of supplement acceptable to the Collateral Agent. Nothing in this Section 19 shall be construed to permit any Grantor to form a Subsidiary unless expressly permitted to do so under the Purchase Agreement.

      20. SURETYSHIP WAIVERS BY GRANTORS. Each Grantor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Grantors assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Collateral Agent may deem advisable. The Collateral Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in ss.11.2. The Grantors further waive any and all other suretyship defenses.

      21. MARSHALLING. The Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Grantors hereby agree that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Collateral Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Grantors hereby irrevocably waive the benefits of all such laws.

      22. PROCEEDS OF DISPOSITIONS; EXPENSES. The Grantors shall pay to the Collateral Agent on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Collateral Agent in protecting, preserving or enforcing the Collateral Agent's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Collateral Agent may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Grantors, and the Grantors shall remain liable for any deficiency in the payment of the Obligations.

      23. OVERDUE AMOUNTS. Until paid, all amounts due and payable by the Grantors hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest set forth in
Section 2.2(d) of the Purchase Agreement.

      24. GOVERNING LAW; CONSENT TO JURISDICTION.

                  (a) Governing  Law. This  Agreement  shall be governed by, and construed in accordance with, the law of the State (other than those conflict of law rules that would defer to the substantive laws of another jurisdiction). Without in any way limiting the preceding choice of law, the parties elect to be governed by the law of the State in accordance with, and are relying (at least in part) on,
            Section 5-1401 of the General Obligations Law of the State, as amended, or any corresponding or succeeding provisions thereof.

                  (b) Submission to Jurisdiction.  The Grantors hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby.

                  (c) Waiver of Venue. The Grantors hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Withount in any way limiting the preceding consents to jurisdiction and venue, the parties agree to submit to the jurisdiction of the courts of the State of New York in accordance with Section 5-1402 of the General Obligations Law of the State, as amended, or any corresponding or succeeding provisions thereof.

                  (d) Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 11.5 of the Purchase Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

      25. WAIVER OF JURY TRIAL. THE GRANTORS AND THE COLLATERAL AGENT HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND

ALL RIGHT TO TRIAL BY

JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      26. MISCELLANEOUS; AGREEMENT TO BE BOUND BY PROVISIONS OF TRANSACTION DOCUMENTS APPLICABLE TO GRANTOR. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Grantors and their respective successors and assigns, and shall inure to the benefit of the Collateral Agent and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Grantors acknowledge receipt of a copy of this Agreement. Each Grantor agrees to be bound by each provision of every other Transaction Document which purports to be applicable to it as if such provision were set forth herein.

                  [Remainder of Page intentionally left blank.]

      IN WITNESS WHEREOF, intending to be legally bound, the Grantors and Collateral Agent have caused this Agreement to be duly executed as of the date first above written.

                                    GRANTORS:

                                    ADVANCED AESTHETICS, INC.

                                         /s/ Andrew D. Lipman
                                    By:  _______________________________________
                                         Name: Andrew D. Lipman
                                         Title: Vice President

                                    ANUSHKA PBG ACQUISITION SUB, LLC


                                         /s/ Andrew D. Lipman
                                    By:  _______________________________________
                                         Name: Andrew D. Lipman
                                         Title: Vice President

                                    ANUSHKA BOCA ACQUISITION SUB, LLC

                                         /s/ Andrew D. Lipman
                                    By:  _______________________________________
                                         Name: Andrew D. Lipman
                                         Title: Vice President

                                    WILD HARE ACQUISITION SUB, LLC

                                         /s/ Andrew D. Lipman
                                    By:  _______________________________________
                                         Name: Andrew D. Lipman
                                         Title: Vice President

                                    DISCHINO CORPORATION

                                         /s/ Andrew D. Lipman
                                    By:  _______________________________________
                                         Name: Andrew D. Lipman
                                         Title: Vice President

                                    ADVANCED K, LLC

                                         /s/ Andrew D. Lipman
                                    By:  _______________________________________
                                         Name: Andrew D. Lipman
                                         Title: Vice President

                                    ANUSHKA PBG, LLC

                                         /s/ Andrew D. Lipman
                                    By:  _______________________________________
                                         Name: Andrew D. Lipman
                                         Title: Vice President

                                    ANUSHKA BOCA, LLC

                                         /s/ Andrew D. Lipman
                                    By:  _______________________________________
                                         Name: Andrew D. Lipman
                                         Title: Andrew D. Lipman

                                    WILD HARE, LLC

                                         /s/ Andrew D. Lipman
                                    By:  _______________________________________
                                         Name: Andrew D. Lipman
                                         Title: Vice President

                                    ADVANCED AESTHETICS SUB, INC.

                                         /s/ Andrew D. Lipman
                                    By:  _______________________________________
                                         Name: Andrew D. Lipman
                                         Title: Vice President

                                    ADVANCED AESTHETICS, LLC

                                         /s/ Andrew D. Lipman
                                    By:  _______________________________________
                                         Name: Andrew D. Lipman
                                         Title: Vice President

COLLATERAL AGENT:

Technology Investment Capital Corp.

By:  /s/ Saul B. Rosenthal

   -------------------------------------------------------
      Name: Saul B. Rosenthal
      Title: COO

                                   SCHEDULE A

                                  CAPITAL UNITS


                                  Pledged Stock


                                                                            SHARES         OWNERSHIP    CERTIFICATE
PLEDGOR                                  ISSUER                             PLEDGED        PERCENTAGE    NUMBER(S)
-------                                  ------                             -------        ----------    ---------

Advanced Aesthetics, Inc.          Advanced Aesthetics Sub, Inc.          10,000,000          100%          30
Advanced Aesthetics, LLC           DiSchino Corporation                           50          100%           2



                               Pledged LLC Units

                                                                            LLC UNITS       OWNERSHIP
PLEDGOR                                 ISSUER                              PLEDGED         PERCENTAGE
-------                                 ------                              -------         ----------

Advanced Aesthetics, Sub, Inc.          Advanced Aesthetics, LLC                   100          100%          1

Advanced Aesthetics, LLC                Anushka PBG, LLC                           100          100%          1

Advanced Aesthetics, LLC                Anushka Boca, LLC                          100          100%          1

Advanced Aesthetics, LLC                Wild Hare, LLC                             100          100%          1

Advanced PBG, Inc.                      Anushka PBG Acquisition Sub, LLC           100          100%          1

Anushka Boca, LLC                       Anushka Boca Acquisition Sub, LLC          100          100%          1

Wild Hare, LLC                          Wild Hare Acquisition Sub, LLC             100          100%          1

Advanced Aesthetics, LLC                Advanced K, LLC                            100          100%          1


                                   SCHEDULE B

                             COMMERCIAL TORT CLAIMS

         None

                                    EXHIBIT I

                          COPYRIGHT SECURITY AGREEMENT

                  COPYRIGHT SECURITY AGREEMENT, dated as of March __, 2004 (this
"Agreement"), is by and among the parties identified as "Grantors" on the signature pages hereto and such other parties as may become Grantors hereunder after the date hereof (individually a "Grantor", and collectively the "Grantors") and Technology Investment Capital Corp., as collateral agent (in such capacity, together with its successors in such capacity, "Collateral Agent") for the Purchasers (as defined below).

         Grantor and Collateral Agent hereby agree as follows:

                                   SECTION 1.

                          Definitions; Interpretation.

         (a) Terms Defined in Purchase Agreement. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement.

         (b) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

         "Collateral" has the meaning set forth in Section 2.

         "Copyright Office" means the United States Copyright Office.

         "Purchase Agreement" means that certain Note and Warrant Purchase Agreement, dated as of the date hereof, among Advanced Aesthetics, Inc., a Delaware corporation, Anushka PBG Acquisition Sub, LLC, a Delaware limited liability company, Anushka Boca Acquisition Sub, LLC, a Delaware limited liability company, Wild Hare Acquisition Sub, LLC, a Delaware limited liability company, DiSchino Corporation, a Florida corporation, and Advanced K, LLC, a Delaware limited liability company, Technology Investment Capital Corp., as Collateral Agent, and the Purchasers named therein, as it may modified, supplemented and amended from time to time.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York.

         (c) Terms Defined in UCC. Where applicable in the context of this Agreement and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

         (d)   Construction.   In  this   Agreement,   the  following  rules  of
construction and interpretation shall be applicable: (i) no reference to "proceeds" in this Agreement authorizes any sale, transfer, or other disposition of any Collateral by Grantor; (ii) "includes" and "including" are not limiting; (iii) "or" is not exclusive; and (iv) "all" includes "any" and "any" includes "all." To the extent not inconsistent with the foregoing, the rules of construction and interpretation applicable to the Purchase Agreement shall also be applicable to this Agreement and are incorporated herein by this reference.

                                   SECTION 2.

                               Security Interest.

         (a) Grant of Security Interest. As security for the payment and performance of the Obligations, Grantor hereby assigns, transfers and conveys to the Collateral Agent, and grants a security interest in and mortgage to the Collateral Agent for the benefit of the Purchasers of, all of Grantor's right, title and interest in, to and under the following property, in each case whether now or hereafter existing or arising or in which Grantor now has or hereafter owns, acquires or develops an interest and wherever located (collectively, the "Collateral"):

                  (i)  All  of  Grantor's   present  and  future  United  States
         registered copyrights and copyright registrations, including Grantor's United States registered copyrights and copyright registrations listed in Schedule A to this Agreement, all of Grantor's present and future United States applications for copyright registrations, including Grantor's United States applications for copyright registrations listed in Schedule B to this Agreement, and all of Grantor's present and future copyrights that are not registered in the Copyright Office including, without limitation, derivative works (collectively, the "Copyrights"), and any and all royalties, payments, and other amounts payable to Grantor in connection with the Copyrights, together with all renewals and extensions of the Copyrights, the right to recover for all past, present, and future infringements of the Copyrights, and all manuscripts, documents, writings, tapes, disks, storage media, computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto;

                  (ii) All of Grantor's right, title and interest in and to any and all present and future license agreements with respect to the Copyrights;

                  (iii) All present and future accounts and other rights to payment arising from, in connection with or relating to the Copyrights; and

                  (iv) All cash and non-cash proceeds of any and all of the foregoing.

         (b) Continuing Security Interest. Grantor agrees that this Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 11.

                                   SECTION 3.

                        Supplement to Security Agreement.

         This Agreement has been entered into in conjunction with the security interests granted to Collateral Agent under the Security Agreement, and other security documents referred to therein. The rights and remedies of Collateral Agent with respect to the security interests granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement or any other security documents referred to therein, all terms and provisions of which are incorporated herein by reference.

                                   SECTION 4.

                         Representations and Warranties.

         Grantor represents and warrants to Collateral Agent that:

         (a) Copyright Registrations. A true and correct list of all of Grantor's United States registered copyrights and copyright registrations is set forth in Schedule A.

         (b) Applications for Copyright Registration. A true and correct list of all of Grantor's United States applications for copyright registrations is set forth in Schedule B.

                                   SECTION 5.

                                  Further Acts.

         On a continuing basis, Grantor shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be necessary or advisable or may be requested by Collateral Agent to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure Grantor's compliance with this Agreement or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to the Collateral, including any documents for filing with the Copyright Office or any applicable state office. Collateral Agent may record this Agreement, an abstract thereof, or any other document describing Collateral Agent's interest in the Copyrights with the Copyright Office, at the expense of Grantor. In addition, Grantor authorizes Collateral Agent to file financing statements describing the Collateral in any UCC filing office deemed appropriate by Collateral Agent. If the Grantor shall at any time hold or acquire a commercial tort claim arising with respect to the Collateral, the Grantor shall immediately notify Collateral Agent in a writing signed by the Grantor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent.

                                   SECTION 6.

                          Authorization to Supplement.

         Grantor shall give Collateral Agent prompt notice of any additional United States copyright registrations or applications therefor after the date hereof. Grantor authorizes Collateral Agent unilaterally to modify this Agreement by amending Schedule A or B to include any future United States registered copyrights or applications therefor of Grantor. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedules A or B shall in any way affect, invalidate or detract from Collateral Agent's continuing security interest in all Collateral, whether or not listed on Schedule A or B.

                                   SECTION 7.

                                 Binding Effect.

         This Agreement shall be binding upon, inure to the benefit of and be enforceable by Grantor, Collateral Agent and their respective successors and assigns. Grantor may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder except as specifically permitted by the Purchase Agreement.

                                   SECTION 8.

                                 Governing Law.

         This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, except as required by mandatory provisions of law or to the extent the perfection or priority of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than the State of New York.

                                   SECTION 9.

                          Entire Agreement; Amendment.

         No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantors and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantors there from, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, (i) additional Persons may become Grantors under this Agreement without consent of any other Grantor through execution and delivery to the Collateral Agent of an Assumption Agreement in the form of Annex 1 hereto or any other form of supplement acceptable to the Collateral Agent, and
(ii) Collateral Agent unilaterally may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in Section 6 hereof. To the extent that any provision of this Agreement conflicts with any provision of the Purchase Agreement, the provision giving Collateral Agent greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Collateral Agent under the Purchase Agreement. Nothing in this Section 9 shall be construed to permit any Grantor to form a Subsidiary unless expressly permitted to do so under the Purchase Agreement.

                                   SECTION 10.

                                  Counterparts.

         This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart. Any party hereto delivering a counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

                                   SECTION 11.

                                  Termination.

         Upon payment and performance in full of all Obligations, the security interests created by this Agreement shall terminate and Collateral Agent (at Grantor's expense) shall promptly execute and deliver to Grantor such documents and instruments reasonably requested by Grantor as shall be necessary to evidence termination of all such security interests given by Grantor to Collateral Agent hereunder, including cancellation of this Agreement by written notice from Collateral Agent to the Copyright Office.

                                   SECTION 12.

                          No Inconsistent Requirements.

         Grantor acknowledges that this Agreement and the other documents, agreements and instruments entered into or executed in connection herewith may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and Grantor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

                                   SECTION 13.

                                  Severability.

         If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

                                   SECTION 14.

                                    Notices.

         All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Purchase Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

[GRANTOR]

By:_________________
   Name:
   Title:

COLLATERAL AGENT:

Technology Investment Capital Corp.

By:

   -------------------------------------------------------
   Name: Saul B. Rosenthal
   Title:   Chief Operating Officer

                                   SCHEDULE A

                       TO THE COPYRIGHT SECURITY AGREEMENT

Grantor: [___]

Registered Copyrights


------------------------------------- ----------------------------------- -----------------------------------
Title of Work                         Registration Number                 Date of Registration
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

                                   SCHEDULE B

                       TO THE COPYRIGHT SECURITY AGREEMENT

Grantor: [___]

Copyright Applications


------------------------------------------------------- -----------------------------------------------------
Title of Work                                           Application Number
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------

                                                                      Annex 1 to

                                                    Copyright Security Agreement

      ASSUMPTION AGREEMENT, dated as of ________________, 200__, made by ______________________________ (the "Additional Grantor"), in favor of
Technology Investment Capital Corp., as Collateral Agent (the "Collateral Agent") for the benefit of the Purchasers from time to time under the Note and Warrant Purchase Agreement dated as of March __, 2004 (as it may be amended, supplemented or restated from time to time, the "Purchase Agreement") among Advanced Aesthetics, Inc., a Delaware corporation (the "Parent"), Anushka PBG Acquisition Sub, LLC, a Delaware limited liability company ("Anushka PBG"), Anushka Boca Acquisition Sub, LLC, a Delaware limited liability company ("Anushka Boca"), Wild Hare Acquisition Sub, LLC, a Delaware limited liability company ("Wild Hare"), DiSchino Corporation, a Florida corporation ("DiSchino") and Advanced K, LLC, a Delaware limited liability company ("Advanced K" and each of Anushka PBG, Anushka Boca, Wild Hare, DiSchino and Advanced K being herein called a "Co-Borrower" or "Borrower"), the Collateral Agent and the Purchasers named therein. All capitalized terms not defined herein shall have the meaning ascribed to them in such Purchase Agreement.

                              W I T N E S S E T H :
                               - - - - - - - - - -

      WHEREAS, in connection with the Purchase Agreement, the Parent, the Co-Borrowers and certain of its Affiliates (other than the Additional Grantor) have entered into the Copyright Security Agreement dated as of March __, 2004 (as it may be amended, supplemented or otherwise modified from time to time, the "Copyright Security Agreement") in favor of the Collateral Agent for the benefit of the Purchasers; and

      WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Copyright Security Agreement;

      NOW, THEREFORE, IT IS AGREED:

      1. COPYRIGHT SECURITY AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 9 of the Copyright Security Agreement, hereby becomes a party to the Copyright Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.

      2. REPRESENTATIONS AND WARRANTIES CONCERNING GRANTOR'S LEGAL STATUS. The Additional Grantor has previously delivered to the Collateral Agent a certificate signed by the Additional Grantor and entitled "Perfection Certificate" (the "Perfection Certificate"). The Additional Grantor represents and warrants to the Collateral Agent as follows: (a) the Additional Grantor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Additional Grantor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Additional Grantor's organizational identification number or accurately states that the Additional Grantor has none,
(d) the Perfection Certificate accurately sets forth the Additional Grantor's place of business or, if more than one, its chief executive office as well as the Additional Grantor's mailing address if different (e) all other information set forth on the Perfection Certificate pertaining to the Grantor is accurate and complete including but not limited to information pertaining to copyrights and (f) each of the representations and warranties contained in the Transaction Documents relating to it are true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

      3. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. WITHOUT IN ANY WAY LIMITING THE PRECEDING CHOICE OF LAW, THE UNDERSIGNED (AND BY ITS ACCEPTANCE HEREOF, THE COLLATERAL AGENT) ELECTS TO BE GOVERNED BY NEW YORK LAW IN ACCORDANCE WITH, AND ARE RELYING (AT LEAST IN PART) ON SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AS AMENDED, OR ANY CORRESPONDING OR SUCCEEDING PROVISIONS THEREOF

      IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                                 [ADDITIONAL GRANTOR]

                                   SCHEDULE B

                             COMMERCIAL TORT CLAIMS

                                      None

                                                                      Annex 1 to

                                                   Pledge and Security Agreement

      ASSUMPTION AGREEMENT, dated as of ________________, 200__, made by ______________________________ (the "Additional Grantor"), in favor of
Technology Investment Capital Corp., as Collateral Agent (the "Collateral Agent") for the benefit of the Purchasers from time to time under the Note and Warrant Purchase Agreement dated as of March __, 2004 (as it may be amended, supplemented or restated from time to time, the "Purchase Agreement") among Advanced Aesthetics, Inc., a Delaware corporation (the "Parent"), Anushka PBG Acquisition Sub, LLC, a Delaware limited liability company ("Anushka PBG"), Anushka Boca Acquisition Sub, LLC, a Delaware limited liability company ("Anushka Boca"), Wild Hare Acquisition Sub, LLC, a Delaware limited liability company ("Wild Hare"), DiSchino Corporation, a Florida corporation ("DiSchino") and Advanced K, LLC, a Delaware limited liability company ("Advanced K" and each of Anushka PBG, Anushka Boca, Wild Hare, DiSchino and Advanced K being herein called a "Co-Borrower" or "Borrower"), the Collateral Agent and the Purchasers named therein. All capitalized terms not defined herein shall have the meaning ascribed to them in such Purchase Agreement.

                              W I T N E S S E T H :
                               - - - - - - - - - -

      WHEREAS, in connection with the Purchase Agreement, the Parent, the Co-Borrowers and certain of its Affiliates (other than the Additional Grantor) have entered into the Pledge and Security Agreement dated as of March __, 2004 (as it may be amended, supplemented or otherwise modified from time to time, the "Security Agreement") in favor of the Collateral Agent for the benefit of the Purchasers; and

      WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Security Agreement;

      NOW, THEREFORE, IT IS AGREED:

      1. SECURITY AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 19 of the Security
Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.

      2. REPRESENTATIONS AND WARRANTIES CONCERNING GRANTOR'S LEGAL STATUS. The Additional Grantor has previously delivered to the Collateral Agent a certificate signed by the Additional Grantor and entitled "Perfection Certificate" (the "Perfection Certificate") (form of Perfection Certificate to be completed is attached hereto as Schedule 1). The Additional Grantor represents and warrants to the Collateral Agent as follows: (a) the Additional Grantor's exact legal name is that indicated on the

Perfection Certificate and on the signature page hereof, (b) the Additional Grantor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Additional Grantor's organizational identification number or accurately states that the Additional Grantor has none, (d) the Perfection Certificate accurately sets forth the Additional Grantor's place of business or, if more than one, its chief executive office as well as the Additional Grantor's mailing address if different (e) all other information set forth on the Perfection Certificate pertaining to the Grantor is accurate and complete and
(f) each of the representations and warranties contained in the Transaction Documents relating to it are true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such +date.

      3. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (OTHER THAN THOSE CONFLICT OF LAW RULES THAT WOULD DEFER TO THE SUBSTANTIVE LAWS OF ANOTHER JURISDICTION). WITHOUT IN ANY WAY LIMITING THE PRECEDING CHOICE OF LAW, THE UNDERSIGNED (AND BY ITS ACCEPTANCE HEREOF, THE COLLATERAL AGENT) ELECTS TO BE GOVERNED BY NEW YORK LAW IN ACCORDANCE WITH, AND ARE RELYING (AT LEAST IN
PART) ON SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AS AMENDED, OR ANY CORRESPONDING OR SUCCEEDING PROVISIONS THEREOF.

      IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                               [ADDITIONAL GRANTOR]



                                               By:___________________________
                                                    Name:
                                                    Title:

                                   SCHEDULE 1

                                       TO

              ASSUMPTION AGREEMENT TO PLEDGE AND SECURITY AGREEMENT

                             PERFECTION CERTIFICATE

      The     undersigned,     the      ________________________________     and
______________________________ of [Additional Grantor] a Delaware limited liability company (the "Company"), hereby certifies, with reference to a certain Pledge and Security Agreement dated as of ____________ (terms defined in such Security Agreement having the same meanings herein as specified therein), between the Grantors and Technology Investment Capital Corp., ("TICC")


      1. Names. (a) The exact corporate name of the Company as that name appears on its [Certificate of Incorporation] is as follows:

      (b) The following is a list of all other names (including trade names or similar appellations) used by the Company, or any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

      2. Other Identifying Factors. (a)The following is the type of organization of the Company:

      (b) The following is the jurisdiction of the Company's organization:

      (c)  The   following  is  the   Company's   state  issued   organizational
identification number [state "None" if the state does not issue such a number]:

      (d) The following is the Company's federal employer identification number:

      (e) Attached hereto as Schedule 2 is the information required above in this ss.2 for any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

      3. Chief Executive Office.

      (a) The chief executive office of the Company is located at the following address:

      Address                        County                        State

      (b) The principal mailing address of the Company is the following address, if different from the chief executive office address:

  Mailing Address                    County                        State

         4. Other Current Locations.

      (a) The following are all other locations in the United States of America in which the Company maintains any books or records relating to any of the Collateral consisting of accounts, contract rights, chattel paper, general intangibles or mobile goods:

      Address                        County                        State

      (b) The following are all other places of business of the Company in the United States of America:

      Address                        County                        State

      (c) The following are all other locations in the United States of America where any of the Collateral consisting of inventory or equipment is located:

      Address                        County                        State

      (d) The following are the names and addresses of all persons or entities other than the Company, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of chattel paper, inventory or equipment:

Name             Mailing Address                County                     State

      5. Prior Locations. (a) Set forth below is the information required by ss.3 and by subparagraphs (a) and (b) of ss.4 with respect to each location or place of business previously maintained by the Company at any time during the past five years in a state in which the Company has previously maintained a location or place of business at any time during the past four months:

      Address                        County                        State

      (b) Set forth below is the information  required by subparagraphs  (c) and
(d) of ss.4 with respect to each other location at which, or other person or entity with which, any of the Collateral consisting of inventory or equipment has been previously held at any time during the past twelve months:

Name                 Address                    County                     State

      6. Fixtures. Attached hereto as Schedule 6 is the information required by UCC ss.9-402(5) or by Rev. UCC ss.9-502(b) of each state in which any of the Collateral consisting of fixtures are or are to be located and the name and address of each real estate recording office where a mortgage on the real estate on which such fixtures are or are to be located would be recorded.

      7. Intellectual Property. Attached hereto as Schedule 7 is a complete list of all United States and foreign patents, copyrights, trademarks, trade names and service marks registered or for which applications are pending in the name of the Company.

      8. Securities; Instruments. Attached hereto as Schedule 8 is a complete list of all stocks, bonds, debentures, notes and other securities and investment property owned by the Company (provide name of issuer, a description of security and value):

      9. Motor Vehicles. The following is a complete list of all motor vehicles owned by the Company (describe each vehicle by make, model and year and indicate for each the state in which registered and the state in which based):

Vehicle                  State of Registration              State in Which Based

      10. Other Titled Collateral. The following is a complete list of aircraft and boats and all other inventory, equipment and other goods of the Company which are subject to any certificate of title or other registration statute of the United States, any state or any other jurisdiction (provide description of covered goods and indicate registration system and jurisdiction):


------------------------------------- ----------------------------------- -----------------------------------
               Goods                         Registration System                     Jurisdiction
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

      11. Bank Accounts. The following is a complete list of all bank accounts (including securities and commodities accounts) maintained by the Company (provide name and address of depository bank, type of account and account number):


---------------------------- -------------------------- -------------------------- --------------------------
      Depository Bank              Bank Address              Type of Account               Acct. No.
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------

      12. Unusual Transactions. Except for those purchases, acquisitions and other transactions described on Schedule 2 or on Schedule 12 attached hereto, all of the Collateral has been originated by the Company in the ordinary course of the Company's business or consists of goods which have been acquired by the Company in the ordinary course from a person in the business of selling goods of that kind.

      13. Termination Statements. An authorized termination statement on Form UCC-3 in form acceptable to TICC has been duly filed in each applicable jurisdiction identified in ss.ss.[2], 3, 4 and 5 or on Schedules 2 and 12 hereto[ or, in the case of Schedule 2 or 12, a release acceptable to TICC from the Collateral Agent of the person from which the Company purchased or otherwise acquired the Collateral identified on Schedule 2 or 12], has been delivered to TICC. Attached hereto as Schedule 13 is a true copy of each such filing duly acknowledged by the filing officer[ and of each such release].

      14. Schedule of Filing. Attached hereto as Schedule 14 is a schedule setting forth filing information with respect to the filings described in ss.13 above.

      15. Filing Fees. All filing fees and taxes payable in connection with the filings described in ss.13 have been paid.

      IN WITNESS WHEREOF, we have hereunto signed this Certificate on

----------.



                                     -------------------------------------------
                                     Title:

                                     -------------------------------------------
                                     Title:

                                   SCHEDULE 2

                                   SCHEDULE 6

                                   SCHEDULE 7

                                   SCHEDULE 8

                                   SCHEDULE 12

                                   SCHEDULE 13

                                   SCHEDULE 14